ARTISAN PARTNERS FUNDS, INC.

Artisan Mid Cap Value Fund (the “Fund”)

SUPPLEMENT DATED 31 MAY 2024
to the FUND’S SUMMARY PROSPECTUS
current as of the date hereof

Effective 31 May 2024, the sections entitled “Fees and Expenses of the Fund” and “Expense Example” on page 1 of the Fund’s summary prospectus are replaced in their entirety with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)

	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Investor	Advisor	Institutional
Management Fees	0.89%	0.89%	0.89%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses[2]	0.25	0.10	0.04
Total Annual Fund Operating Expenses	1.14	0.99	0.93

1The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of 31 May 2024.

2“Other Expenses” include “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Fund. “Acquired Fund Fees and Expenses” are indirect expenses the Fund incurred from the Fund’s investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.

Expense Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$116	$362	$628	$1,386
Advisor	$101	$315	$547	$1,213
Institutional	$95	$296	$515	$1,143

Please Retain This Supplement for Future Reference